Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

THIS TENDER AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of August 5, 2015, by and among Qualcomm Atheros, Inc., a Delaware corporation (“Parent”), King Acquisition Co., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”), and each stockholder listed on Annex I (each, a “Stockholder”), each an owner of shares (the “Shares”) of common stock, par value $0.001 per share, of Ikanos Communications, Inc., a Delaware corporation (the “Company”).

RECITALS

A. Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Shares identified on Annex I.

B. Parent, Purchaser and the Company are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”) which provides, among other things, for the Purchaser to commence a tender offer (the “Offer”) for all of the issued and outstanding Shares and following the consummation of the Offer, the merger of Purchaser with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.

C. As a condition to the willingness of Parent and the Purchaser to enter into the Merger Agreement and as an inducement in consideration therefor, Stockholder has agreed to enter into this Agreement and tender and vote Stockholder’s Subject Securities (as defined below) as described herein.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1.	CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) Capitalized terms used herein that are not defined shall have the respective meanings assigned to those terms in the Merger Agreement.

(b) “Contract” means any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligations of any kind, including, any voting agreement, proxy arrangement, pledge agreement, stockholder agreement or voting trust, to which Stockholder is a party or by which the Subject Securities are bound.

(c) “Encumbrance” means any lien, pledge, hypothecation, security interest, option, right of first refusal, proxies, voting trusts or agreements, or other encumbrance (other than as created by this Agreement or restrictions on transfer under the Securities Act of 1933, as amended).

(d) Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(e) “Expiration Date” means the earliest of (i) the date upon which the Merger Agreement is validly terminated, (ii) the date upon which the Merger becomes effective, (iii) the date of entry, without the prior written consent of Stockholder, into any amendment or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that reduces the amount, changes the form of, or otherwise reduces the consideration payable to Stockholder under the Merger Agreement as in effect on the date hereof and (iv) solely in the case of Alcatel-Lucent Participations (and no other Stockholder), the forty-fifth day after the End Date.

(f) “Subject Securities” means: (i) all Shares Owned by Stockholder as of the date of this Agreement and (ii) all additional Shares of which Stockholder acquires Ownership during the Support Period.

(g) “Support Period” means the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.

(h) A Person is deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent or Purchaser; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent or Purchaser; or (iii) reduces such Person’s beneficial ownership of or interest in such security.

SECTION 2.	TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3 below, during the Support Period, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected. Without limiting the generality of the foregoing, during the Support Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer other than the Offer.

2.2 Restriction on Transfer of Voting Rights. During the Support Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

2.3 Permitted Transfers. Section 2.1 above shall not prohibit a transfer of Subject Securities by Stockholder: (i) if Stockholder is an individual (A) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of

Stockholder’s immediate family, or (B) upon the death of Stockholder; (ii) if Stockholder is a limited partnership or limited liability company, to a partner or member of Stockholder; or (iii) if Stockholder is a corporation, to an affiliate under common control with Stockholder; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

SECTION 3.	TENDER OF SUBJECT SECURITIES

3.1 Tender of Subject Securities. Unless this Agreement shall have been terminated in accordance with its terms or the Offer expires or is terminated or withdrawn, in each case, in accordance with the terms of the Merger Agreement, Stockholder hereby agrees to tender the Subject Securities or cause such Stockholder’s Subject Securities to be tendered, into the Offer promptly following, and in any event no later than the seventh (7th) business day following the commencement of the Offer and the Offer Documents being made publicly available on the SEC’s EDGAR database. If Stockholder acquires Subject Securities after the deadline in the immediately preceding sentence, unless this Agreement shall have been terminated in accordance with its terms or the Offer expires or is terminated or withdrawn, in each case, in accordance with the terms of the Merger Agreement, Stockholder shall tender or cause to be tendered such Subject Securities on or before the Expiration Date (as defined in the Merger Agreement). Nothing herein shall require Stockholder to exercise any Company Warrant, prohibit Stockholder from exercising any Company Warrant or require Stockholder to tender any Company Warrant in the Offer. Unless this Agreement shall have been terminated in accordance with its terms or the Offer expires or is terminated or withdrawn, in each case, in accordance with the terms of the Merger Agreement, Stockholder will not withdraw the Subject Securities, or cause the Subject Securities to be withdrawn, from the Offer at any time.

3.2 Return of Subject Securities. If (a) the Offer is terminated or withdrawn by Purchaser or (b) this Agreement is terminated prior to the purchase of the Subject Securities in the Offer, Parent and Purchaser shall promptly return, and shall cause any depository acting on behalf of Parent and Purchaser to return, all Subject Securities tendered by Stockholder in the Offer to Stockholder. Notwithstanding the foregoing, in the event of a Company Adverse Change Recommendation pursuant to and in compliance with the terms and conditions of Section 6.1(b)(ii) of the Merger Agreement that does not result in a termination of the Merger Agreement under Section 8.1(d) thereof (a “CACR Event”), each of the parties hereby agree that, notwithstanding Section 3.1 above, each Stockholder shall, unless the Stockholder provides a written notice to Purchaser and Parent to the contrary, be deemed to have given timely notice of withdrawal and withdrawn all Subject Securities in excess of the aggregate number of Subject Securities that is equal to the Stockholder’s pro rata portion (as measured against the aggregate Subject Securities held by all Stockholders) of the sum of (i) thirty percent (30%) of the total number of Fully Diluted Shares (the “30% Shares”) plus (ii) such additional number of Subject Securities (rounded down to the nearest whole Share) held by all Stockholders that is equal to product of (x) the total number of Subject Securities held by all Stockholders less the 30% Shares, multiplied by (y) the percentage, rounded to two decimal places, of the total number of shares of outstanding Common Stock that have been tendered and not withdrawn prior to the expiration of the Offer by all holders of Common Stock (other than the Stockholders). Each Stockholder hereby further agrees that, if a CACR Event occurs and thereafter the closing of the

Offer occurs, it shall (i) tender (and deliver any certificates evidencing or, in the case of uncertificated Shares, such instruments as the depositary of the Offer may reasonably request for the transfer of) its remaining Subject Securities, or cause its remaining Subject Securities to be tendered, in any subsequent offering period initiated by Purchaser promptly following, and in any event no later than the second business day prior to the expiration date of such subsequent offering period or (ii) if Purchaser does not provide for a subsequent offering period, sell directly to Purchaser on the second business day following the Offer Closing such remaining Subject Securities at the Offer Price and free and clear of all Encumbrances. “Fully Diluted Shares” shall mean (x) the total number of Shares (as defined in the Merger Agreement) outstanding plus (y) the aggregate number of Shares issuable upon conversion, settlement or exercise of all then outstanding warrants, options, benefit plans, obligations or securities convertible or exchangeable into Shares or other rights to acquire or to be issued Shares (as defined in the Merger Agreement) (including all then outstanding Company Options, Company RSUs and Company Warrants).

SECTION 4.	VOTING OF SHARES

4.1 Voting Covenant. For so long as Stockholder is obligated to tender the Subject Securities in accordance with Section 3.1 and such Subject Securities have not been returned to Stockholder in accordance with Section 3.2, Stockholder hereby agrees that, during the Support Period, at any meeting of the stockholders of the Company, however called, and in any action by written consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall cause the Subject Securities to be voted:

(a) in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof; and (ii) each of the other Transactions;

(b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c) against the following actions (other than the Merger and the Transactions): (i) any Acquisition Proposal; (ii) any amendment to the Company’s certificate of incorporation or bylaws; (iii) any material change in the capitalization of the Company or the Company’s corporate structure; (iv) any change in a majority of the board of directors of the Company and (v) any other action which is intended or would reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other Transactions or this Agreement.

During the Support Period, Stockholder shall not enter into any agreement or understanding with any Peron to vote or give instructions in a manner inconsistent with clauses “(a)”, “(b)” or “(c)” of the preceding sentence. Notwithstanding anything to the contrary in this Section 4.1, in the event of a Company Adverse Change Recommendation pursuant to and in compliance with the terms and conditions of Section 6.1(b)(ii) of the Merger Agreement that does not result in a termination of the Merger Agreement under Section 8.1(d) thereof, the obligation of each Stockholder to vote Shares in the manner set forth in clauses (a), (b) and (c) of this Section 4.1 shall only apply to an aggregate number of Shares that is equal to thirty percent (30%) of the total number of shares of Common Stock entitled to vote in respect of such matter and the Stockholder shall cause all remaining Shares to be voted in a manner that is proportionate to the manner in which all holders of shares of Common Stock (other than the Stockholders) vote in respect of such matter. Stockholder shall retain at all times the right to vote all Subject Securities in Company Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 4.1 that are at any time or from time to time presented for consideration to the Company’s stockholders generally; provided that such vote would not reasonably be expected to adversely affect, or prevent or delay the consummation of, the Offer or the Merger.

4.2 Further Assurances.

(a) Stockholder shall, at Parent’s sole expense, perform such further acts and execute such other documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.

(b) Stockholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would restrict, limit or interfere in any material respect with the performance of any of Stockholder’s obligations hereunder.

SECTION 5.	WAIVER OF APPRAISAL RIGHTS

During the term of this Agreement, Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise or assert, on its own behalf or on behalf of any other holder of Shares, any rights of appraisal, any dissenters’ rights or any similar rights relating to the Merger that Stockholder may have by virtue of, or with respect to, any Subject Securities Owned by Stockholder.

SECTION 6.	REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to each of Parent and Purchaser as follows:

6.1 Authorization, etc. Stockholder has the authority and legal capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly authorized, executed and delivered by Stockholder and, assuming due authorization, execution and delivery by Parent and Purchaser, constitutes the legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting enforcement of creditors’ rights generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.

6.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound; or (ii) result in or constitute (with or without notice or lapse of time) any material breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Subject Securities pursuant to any material Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s Affiliates or properties is or may be bound or affected, other than, in each case, where any such conflict, violation, breach, default or right would not, individually or in the aggregate, prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement.

(b) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any filing with, nor any permit, authorization, consent or approval of, any Person, other than where the failure to make such filings or obtain such permits, authorizations, consents or approvals would not, individually or in the aggregate, prevent or delay the performance by Stockholder of any of its obligations under this Agreement. No consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Stockholder in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement or where the failure to obtain such consents or make such registrations, declarations or filings would not, individually or in the aggregate, prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement.

6.3 Title to Shares. Annex I attached hereto (under the heading “Shares Held of Record”) sets forth a complete and correct list of all Shares held of record and beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by the Stockholder as of the date of this Agreement, and all such Shares are held free and clear of any Encumbrance.

6.4 Merger Agreement. Stockholder and its Representatives have reviewed and understand the terms of this Agreement and the Merger Agreement, and Stockholder has had the opportunity to consult with such Stockholder’s counsel in connection with this Agreement. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement.

SECTION 7.	REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

Each of Parent and Purchaser hereby, jointly and severally, represents and warrants to Stockholder as follows:

7.1 Organization. Each of Parent and Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

7.2 Authorization, etc. Each of Parent and Purchaser has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of Parent and Purchaser and, assuming due authorization, execution and delivery by Stockholder, constitutes the legal, valid and binding obligations of Parent and Purchaser, enforceable against Parent and Purchaser in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting enforcement of creditors’ rights generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

7.3 No Conflicts or Consents. The execution and delivery of this Agreement by Parent and Purchaser do not, and the performance of this Agreement by Parent and Purchaser will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Parent and Purchaser or by which Parent or Purchaser or any of their respective properties is or may be bound, except for any conflict or violation which would not adversely affect in any material respect the ability of Parent or Purchaser to perform its obligations hereunder or consummate the transactions contemplated hereby; or (ii) require any filing with, nor any permit, authorization, consent or approval of, any Person or require any consent of, or registration, declaration or filing with, any Governmental Entity, other than (A) any applicable requirements of the Exchange Act, NASDAQ, and the DGCL, (B) as required by Antitrust Laws, (C) as contemplated by the Merger Agreement (including schedules thereto), and (D) where the failure to obtain such consents or approvals or to make such filings, would not, individually or in the aggregate, prevent or materially delay the performance by Parent or Purchaser of any of their obligations under this Agreement.

SECTION 8.	COVENANTS OF STOCKHOLDER

8.1 Stockholder Information. Stockholder hereby agrees to permit Parent and Purchaser to publish and disclose in the Offer Documents Stockholder’s identity and ownership of the Subject Securities and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement.

8.2 Further Assurances. From time to time and without additional consideration, Stockholder shall (at Parent’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, consents and other instruments, and shall (at Parent’s sole expense) take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

8.3 Stop Transfer Order; Legends. Stockholder hereby agrees that it will not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Subject Securities, unless such Transfer is made in compliance with this Agreement. In furtherance of this Agreement, concurrently herewith, Stockholder shall, and hereby does authorize the Company or its counsel to, notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such shares). The parties hereto agree that such stop transfer order shall be removed and shall be of no further force and effect upon the Expiration Date.

8.4 No Solicitation. Stockholder hereby agrees that it shall not, and shall not authorize or permit any of Stockholder’s Representatives to directly or indirectly (i) continue any solicitation, encouragement, discussions, activities or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal or (ii) (A) solicit, initiate, induce or facilitate or encourage (including by way of furnishing non-public information) any inquiries or indications of interest regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any non-public information in connection with, in response to, or for the purpose of soliciting, encouraging or facilitating an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, (C) adopt, approve, recommend, submit to stockholders or declare advisable any Acquisition Proposal, (D) enter into any binding or nonbinding letter of intent, term sheet, merger agreement, acquisition agreement, agreement in principle or similar agreement with respect to an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or (E) resolve, publicly propose or agree to do any of the foregoing.

8.5 Public Announcement. Stockholder shall not issue any press release or make any public statement with respect to the transactions contemplated by this Agreement or the Merger Agreement without the approval of Parent.

SECTION 9.	MISCELLANEOUS

9.1 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements in this Agreement, and all rights and remedies with respect thereto, shall not survive the Expiration Date.

9.2 Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

9.3 Notices. Each notice, request, demand or other communication under this Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (i) if delivered by hand, when delivered; (ii) if sent on a business day by email before 5:00 p.m. (Pacific time) and receipt is confirmed, when transmitted; (iii) if sent by facsimile or email on a day other than a business day and receipt is confirmed, or if sent by email after 5:00 p.m. (Pacific time) and receipt is confirmed, on the business day following the date on which receipt is confirmed; (iv) if sent by registered, certified or first class mail, the third business day after being sent; and (v) if sent by overnight delivery via a national courier service, two business days after being delivered to such courier, in each case to the address, facsimile or email set forth beneath the name of such party below (or to such other address, facsimile or email as such party shall have specified in a written notice given to the other parties hereto):

if to Stockholder:

at the address set forth on the signature page hereof;

if to Parent or Purchaser (or following the Effective Time, the Company):

5775 Morehouse Dr.

San Diego, CA 92121

Attention: General Counsel

with a copy to (which shall not constitute notice):

Cooley LLP
Attn:	Rama Padmanabhan
4401 Eastgate Mall
San Diego, CA 92121
Email:

9.4 Severability. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions are fulfilled to the extent possible.

9.5 Entire Agreement; Amendment. This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, written or oral, between the parties with respect thereto. No amendment or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by all parties. No agreement, understanding or arrangement of any nature regarding the subject matter of this Agreement shall be deemed to exist between Parent and Stockholder unless and until this Agreement has been duly and validly executed on behalf of all parties.

9.6 Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and Stockholder’s successors and assigns, and, if Stockholder is an individual, Stockholder’s heirs, estate, executors and personal representatives. This Agreement shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement, expressed or implied, is intended to confer on any Person, other than the parties hereto, any rights or remedies of any nature.

9.7 Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.

9.8 Specific Performance. The parties hereto acknowledge that money damages would be an inadequate remedy for any breach of this Agreement by any party hereto, and that the obligations of the parties hereto shall be enforceable by any party hereto through injunctive or other equitable relief.

9.9 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

9.10 Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery shall be sufficient to bind the parties to the terms of this Agreement.

9.11 Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

9.12 Termination. This Agreement and all rights and obligations of the parties hereunder and thereunder shall terminate, and no party shall have any rights or obligations hereunder and thereunder, and this Agreement shall become null and void on, and have no further effect as of, on and after the Expiration Date. Nothing in this Section 9.12 shall relieve any party from any liability for any willful, knowing and material breach of this Agreement occurring prior to the termination of this Agreement.

9.13 Directors and Officers. This Agreement applies to Stockholder solely in such Stockholder’s capacity as a holder of Subject Securities, and not to Stockholder or any representative of Stockholder serving as a director or officer of the Company in such capacity.

9.14 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Unless otherwise indicated or the context otherwise requires: (i) all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement; and (ii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement.

(e) The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

9.15 No Ownership Interest. All rights, ownership and economic benefits of and relating to the Subject Securities Owned by Stockholder at a given time shall remain vested in and belong to Stockholder as of such time, and Parent shall have no authority to exercise any power or authority to direct Stockholder in the voting of any of the Subject Securities, except as otherwise specifically provided herein, or in the performance of Stockholder’s duties or responsibilities as a stockholder of the Company.

[Remainder of page intentionally left blank]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

QUALCOMM ATHEROS, INC.

/s/ Sanjay Mehta
By

Sanjay Mehta
Name

Chief Financial Officer
Title

KING ACQUISITION CO.

/s/ Rahul Patel
By

Rahul Patel
Name

President
Title

STOCKHOLDER

Signature

Printed Name

Address:

Facsimile:

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

/s/ Diosdado P. Banatao
Signature

Diosdado P. Banatao
Printed Name

Address:	c/o Ikanos Communications

47669 Fremont Boulevard

Fremont, California 95538

Facsimile:	(510) 979-0500

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

/s/ Dennis Bencala
Signature

Dennis Bencala
Printed Name

Address:	c/o Ikanos Communications

47669 Fremont Boulevard

Fremont, California 95538

Facsimile:	(510) 979-0500

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

/s/ Jason W. Cohenour
Signature

Jason W. Cohenour
Printed Name

Address:	c/o Ikanos Communications

47669 Fremont Boulevard

Fremont, California 95538

Facsimile:	(510) 979-0500

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

/s/ Danial Faizullabhoy
Signature

Danial Faizullabhoy
Printed Name

Address:	c/o Ikanos Communications

47669 Fremont Boulevard

Fremont, California 95538

Facsimile:	(510) 979-0500

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

/s/ Debajyoti Pal
Signature

Debajyoti Pal
Printed Name

Address:	c/o Ikanos Communications

47669 Fremont Boulevard

Fremont, California 95538

Facsimile:	(510) 979-0500

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

/s/ Frederick M. Lax
Signature

Frederick M. Lax
Printed Name

Address:	c/o Ikanos Communications

47669 Fremont Boulevard

Fremont, California 95538

Facsimile:	(510) 979-0500

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

/s/ George Pavlov
Signature

George Pavlov
Printed Name

Address:	c/o Ikanos Communications

47669 Fremont Boulevard

Fremont, California 95538

Facsimile:	(510) 979-0500

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

/s/ James Smaha
Signature

James Smaha
Printed Name

Address:	c/o Ikanos Communications

47669 Fremont Boulevard

Fremont, California 95538

Facsimile:	(510) 979-0500

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

/s/ Omid Tahernia
Signature

Omid Tahernia
Printed Name

Address:	c/o Ikanos Communications

47669 Fremont Boulevard

Fremont, California 95538

Facsimile:	(510) 979-0500

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

/s/ Fred Ludtke
Signature

Alcatel-Lucent Participations
Printed Name

Address:	148/152 Route de la Reine

92100 Boulogne-Billancourt

France

Facsimile:	fred.ludtke@alcatel-lucent.com

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDERS

Tallwood III, L.P.
Tallwood III Partners, L.P.
Tallwood III Associates, L.P.

By: Tallwood III Management, LLC
Their General Partner

/s/ George Pavlov
George Pavlov
Managing Member

Address:

Tallwood Venture Capital
3000 Sand Hill Rd #240
Menlo Park, CA 94025

Facsimile No.: (650) 473-6755
Telephone No.: (650) 473-6750

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

Tallwood III Annex, L.P.

By: Tallwood III Annex Management, LLC
Its General Partner

/s/ George Pavlov
George Pavlov
Managing Member

Address:

Tallwood Venture Capital
3000 Sand Hill Rd #240
Menlo Park, CA 94025

Facsimile No.: (650) 473-6755
Telephone No.: (650) 473-6750

[Tender and Support Agreement]

Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

STOCKHOLDER

Tallwood Partners, L.L.C.

/s/ George Pavlov
George Pavlov
Its Authorized Signatory

Address:

Tallwood Venture Capital
3000 Sand Hill Rd #240
Menlo Park, CA 94025

Facsimile No.: (650) 473-6755
Telephone No.: (650) 473-6750

[Tender and Support Agreement]

ANNEX I

Stockholder	Shares Held of Record	Additional Shares Beneficially Owned
Tallwood III, L.P.	5,845,193	—
Tallwood III Partners, L.P.	740,180	—
Tallwood III Associates, L.P.	45,287	—
Tallwood III Annex, L.P.	1,257,142	561,647
Tallwood Partners, L.L.C.	—	200,000
Alcatel-Lucent Participations	1,219,512	473,684 (shares issuable pursuant to outstanding warrants)
Diosdado Banatao	—	19,585
Jason W. Cohenour	—	8,336
Danial Faizullabhoy	—	31,969
Frederick M. Lax	—	25,673
George Pavlov	—	19,907
James Smaha	—	19,907
Omid Tahernia	—	93,479
Dennis Bencala	—	32,119
Debajyoti Pal	—	99,238